                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[113,516,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SD1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                OCTOBER [5], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                   TERM SHEET
                                OCTOBER [5], 2005
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SD1
                          [$113,516,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                  EXPECTED    STATED    EXPECTED
                                           WAL (YRS)     PAYMENT WINDOW                             FINAL      FINAL     RATINGS
                 APPROX                    (CALL(4)/       (CALL(4)/       PAYMENT    INTEREST    MATURITY   MATURITY   (FITCH /
   CLASS        SIZE ($)       COUPON      MATURITY)       MATURITY)        DELAY      ACCRUAL       (4)        (5)       S&P)
-----------   -----------   -----------   -----------   ----------------   -------   ----------   --------   --------   --------
 CLASS A-1     58,342,000   LIBOR + [ ]    0.98/0.98        1-28/1-28          0     Actual/360   Jan-2008   May-2046    AAA/AAA
                              (1), (2)

 CLASS A-2     33,833,000     5.25%(1)     4.84/5.42    28 - 93/28 - 206      24       30/360     Jun-2013   May-2046    AAA/AAA

 CLASS M-1      7,152,000   LIBOR + [ ]    5.16/5.72    41 - 93/41 - 174       0     Actual/360   Jun-2013   May-2046     AA/AA
                              (1), (3)

 CLASS M-2      5,249,000   LIBOR + [ ]    5.11/5.63    39 - 93/39 - 163       0     Actual/360   Jun-2013   May-2046      A/A
                              (1), (3)

CLASS B-1(6)    4,614,000   LIBOR + [ ]    5.09/5.54    38 - 93/38 - 149       0     Actual/360   Jun-2013   May-2046    BBB/BBB
                              (1), (3)

CLASS B-2(6)    4,326,000     5.50%(1)     5.07/5.36    37 - 93/37 - 131      24       30/360     Jun-2013   May-2046     BB/BB

   TOTAL:     113,516,000

1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, and Class B-1 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 25% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

6)   Class B-1 Certificates and Class B-2 Certificates will be privately placed.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Colin Sheen                   212-449-3659   colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin @ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge @ml.com
Hoi Yee Leung                 212-449-6836   hoiyee_leung@ml.com

FITCH
Michelle Patterson            212-908-0779   Michele.patterson@fitchratings.com

STANDARD & POOR'S
Erik Lukacsko                 212-438-2534   erik_lukacsko@sandp.com

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

TITLE OF CERTIFICATES     Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                          Asset-Backed Certificates Series 2005-SD1, consisting
                          of:

                          Class A-1 and Class A-2 Certificates (collectively, the " Class A Certificates"), and
                          Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"), and
                          Class B-1, Class B-2 Certificates (collectively, the
                          "Class B Certificates")

                          The Class A Certificates, the Class M Certificates are collectively known as the "Offered Certificates". The
                          Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

LEAD MANAGER              Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                 Merrill Lynch Mortgage Investors, Inc.

SELLER                    Merrill Lynch Mortgage Lending Inc.

ORIGINATOR                Acoustic (42.49%), Fremont (8.75%), National City
                          Mortgage Co. (7.88%), WMC (7.07%), Wilmington Finance
                          (5.30%), and Ownit Mortgage Solutions, Inc. (5.20%).
                          No other originator accounts for more than 5.00% of
                          the aggregate principal balance as of the Cut-Off
                          Date.

SERVICER                  Wilshire Credit Corporation

TRUSTEE                   Wells Fargo Bank, N.A.

CUT-OFF DATE              September 1, 2005

PRICING DATE              On or about October [6], 2005

CLOSING DATE              On or about October [14], 2005

DISTRIBUTION DATES        Distribution of principal and interest on the
                          Certificates will be made on the 25th day of each
                          month or, if such day is not a business day, on the
                          first business day thereafter, commencing in October
                          2005.

ERISA CONSIDERATIONS      Class A Certificates will be ERISA eligible as of the
                          Closing Date. However, investors should consult with
                          their counsel with respect to the consequences under
                          ERISA and the Internal Revenue Code of an ERISA Plan's
                          acquisition and ownership of such Offered
                          Certificates.

LEGAL INVESTMENT          The Offered Certificates will not constitute
                          "mortgage-related securities" for the purposes of
                          SMMEA.

TAX STATUS                For federal income tax purposes, the Trust Fund will
                          include two or more segregated asset pools, with
                          respect to which elections will be made to treat each
                          as a "real estate mortgage investment conduit"
                          ("REMIC").

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

OPTIONAL TERMINATION      The Trustee will be required to effect an auction of
                          the assets of the Trust Fund when the aggregate stated
                          principal balance of the Mortgage Loans is less than
                          or equal to 10% of the aggregate stated principal
                          balance of the Mortgage Loans as of the Cut-Off Date.
                          The auction will be effected via a solicitation of
                          bids from at least three bidders. Any such auction
                          will result in the termination of the Trust Fund only
                          if the highest bid received is at least equal to the
                          sum of (i) the aggregate outstanding principal balance
                          of the Certificates, plus accrued interest on the
                          Certificates, (ii) any unreimbursed out-of-pocket
                          costs and expenses and the principal portion of
                          Advances, in each case previously incurred by the
                          Servicer in the performance of its servicing
                          obligations, (iii) certain amounts described in the
                          Prospectus Supplement, and (iv) the costs incurred by
                          the Trustee in connection with such auction.

MORTGAGE LOANS            Fixed rate and adjustable rate, first lien and second
                          lien, sub-prime Mortgage Loans having an aggregate
                          stated principal balance as of the Cut-Off Date of
                          approximately $115,363,606 originated by various
                          originators serviced by Wilshire Credit Corporation.

TOTAL DEAL SIZE           Approximately $[113,516,000]

ADMINISTRATIVE FEES       The Servicer and Trustee will be paid fees aggregating
                          52 bps per annum (payable monthly) on the stated
                          principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS       1.   Arrearage (if any)

                          2.   Excess interest

                          3.   Over-Collateralization

                          4.   Subordination

EXCESS INTEREST           For any Distribution Date is equal to the excess of
                          the Available Distribution Amount over the sum of (x)
                          Interest Distribution Amount for all Certificates for
                          such Distribution Date, and (y) the amount of
                          principal required to be distributed to the holder of
                          the Certificates on such Distribution Date.

ARREARAGE                 For any Distribution Date is equal to any payments
                          collected on the Mortgage Loans with respect to any
                          payments due on or prior to the Cutoff Date.

OVER-COLLATERALIZATION    The over-collateralization ("O/C") amount is equal to
                          the excess of the aggregate principal balance of the
                          Mortgage Loans over the aggregate principal balance of
                          the Certificates. On the Closing Date, the
                          over-collateralization amount will equal approximately
                          1.60% of the aggregate principal balance of the
                          Mortgage Loans as of the Cut-Off Date. To the extent
                          that over-collateralization amount is reduced below
                          the over-collateralization target amount (i.e., 2.90%
                          of the aggregate principal balance of the Mortgage
                          Loans as of the Cut-Off Date), excess cashflow will be
                          directed to build O/C until the over-collateralization
                          target amount is restored.

                          Initial: Approximately [1.60%] of aggregate principal
                                   balance of the Mortgage Loans as of the Cut-
                                   Off Date

                          Target: [2.90%] of aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, [5.80%] of current balance after stepdown

                          Floor: 0.50% of aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                          (PRELIMINARY AND SUBJECT TO REVISION)

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

SUBORDINATION (1):
                           CLASSES    RATING (F/S)   SUBORDINATION
                          ---------   ------------   -------------
                           Class A      AAA/AAA         [21.40%]
                          Class M-1      AA/AA          [15.20%]
                          Class M-2       A/A           [10.65%]
                          Class B-1     BBB/BBB         [6.65%]
                          Class B-2      BB/BB          [2.90%]

(1) The subordination includes the target over-collateralization level of approximately 2.90%.

CLASS SIZES:
                           CLASSES    RATING (F/S)   CLASS SIZES
                          ---------   ------------   -----------
                           Class A      AAA/AAA        [79.90%]
                          Class M-1      AA/AA         [6.20%]
                          Class M-2       A/A          [4.55%]
                          Class B-1     BBB/BBB        [4.00%]
                          Class B-2      BB/BB         [3.75%]

INTEREST ACCRUAL          Interest on Class A-1 Certificates, Class M
                          Certificates, and Class B-1 Certificates will
                          initially accrue from the Closing Date to (but
                          excluding) the first Distribution Date, and
                          thereafter, from the prior Distribution Date to (but
                          excluding) the current Distribution Date. Interest on
                          Class A-2 Certificates and Class B-2 Certificates will
                          accrue in respect of a Distribution Date from and
                          including the first day of the calendar month
                          preceding that Distribution Date up to and including
                          the last day of such month, on a 30/360 basis
                          beginning September 1, 2005.

COUPON STEP UP            If the 10% optional termination does not occur on the
                          first distribution date on which it is possible, (i)
                          the margin on the Class A-1 Certificates will increase
                          to 2x its respective margin, and (ii) the margin on
                          each class of the Class M and Class B-1 Certificates
                          will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP       The pass-through rates of the Certificates will be
                          subject to the "Available Funds Cap" which is a per
                          annum rate equal to 12 times the quotient of (x) the
                          total scheduled interest on the mortgage loans based
                          on the net mortgage rates in effect on the related due
                          date, divided by (y) the aggregate principal balance
                          of the Certificates as of the first day of the
                          applicable accrual period, and for Class A-1
                          Certificates, Class M Certificates and Class B-1
                          Certificates, multiplied by 30 and divided by the
                          actual number of days in the related accrual period.
                          Reimbursement for shortfalls arising as a result of
                          the application of the Available Funds Cap will be
                          paid only on a subordinated basis.

                          "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.


----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CAP CONTRACT              The Certificates will each have the benefit of one of
                          the two cap contracts as specified below:

                                                         Number of       Beginning       1ML Strike, Upper
                          Class                            Months    Distribution Date         Collar
                          -----                          ---------   -----------------   -----------------
                          Class A-1 Certificates             28           10/25/05              9.80
                          Class M and B-1 Certificates       31           10/25/05              8.55

                          After the Closing Date, the notional amount of each Cap Contract will amortize down pursuant to an amortization schedule that is generally estimated to decline in relation to the amortization of the Class
                          A-1 Certificates, and Class M and B-1 Certificates, as applicable. In the event that, due to faster than expected amortization, the balance of the applicable
                          Certificates is below the notional balance of the related Cap Contract the Cap Contract Counterparty will reduce the notional balance of the Cap Contract to equal the balance of the Class A-1 Certificates, and Class M and B-1 Certificates, as applicable.
                          Payments received on the cap contracts will be available to pay amounts to the holders of the related
                          Certificates, in respect of shortfalls arising as a result of the Available Funds Cap, as described herein
                          (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                          Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP          The per annum rate equal to 12 times the quotient of
                          (x) the total scheduled interest based on the net
                          maximum lifetime mortgage rates for the adjustable
                          rate Mortgage Loans and the net mortgage rates for the
                          fixed rate Mortgage Loans in effect on the related due
                          date, divided by (y) aggregate principal balance of
                          the Mortgage Loans as of the first day of the
                          applicable accrual period multiplied by 30 and divided
                          by the actual number of days in the related accrual
                          period. Any interest shortfall due to the Maximum Rate
                          Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT   If on any Distribution Date the pass-through rate for
                          any class of Offered Certificates and Class B
                          Certificates is limited by the Available Funds Cap,
                          (1) the amount of such interest that would have been
                          distributed if the pass-through rate had not been so
                          limited by the Available Funds Cap, up to but not
                          exceeding the greater of (a) the Maximum Rate Cap and
                          (b) in the case of the Class A-2 and Class B-2
                          Certificates, the Available Funds Cap and in the case
                          of the other Offered Certificates and Class B-1
                          Certificates, the sum of (i) the Available Funds Cap
                          and (ii) the product of (A) a fraction, the numerator
                          of which is 360 and the denominator of which is the
                          actual number of days in the related accrual period
                          and (B) the quotient obtained by dividing (I) an
                          amount equal to the proceeds, if any, payable under
                          the applicable Cap Contract with respect to such
                          Distribution Date by (II) the aggregate Certificate
                          principal balance of Class A-1, Class M and Class B-1
                          Certificates as applicable to which such Cap Contract
                          relates for such Distribution Date over (2) the amount
                          of interest such class was entitled to receive on such
                          Distribution Date based on the Available Funds Cap
                          together with the unpaid portion of any such excess
                          from prior Distribution Dates and interest accrued
                          thereon at the then applicable Pass-Through Rate for
                          such class, without giving effect to the Available
                          Funds Cap (such amount is the "Carryover"), shall be
                          reimbursed to the extent of amounts paid under the
                          applicable Cap Contract not otherwise allocated on
                          such Distribution Date. Such reimbursement will be
                          paid only on a subordinated basis. No such Carryover
                          with respect to a Class will be paid to such Class
                          once the Certificate principal balance thereof has
                          been reduced to zero.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CASHFLOW PRIORITY         1.   Servicing Fees, Trustee Fees and any mortgage
                               insurance fees, as applicable.

                          2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                               Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2
                               Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates.

                          3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1
                               Certificates, then monthly principal to the Class
                               B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                          5. Excess interest to pay subordinate principal shortfalls.

                          6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                          7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                          Payments received on the Cap Contract will only be available to the classes of Class A-1 Certificates, and Class M and Class B-1 Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap
                          Contracts over amounts needed to pay such Carryovers on the applicable classes of Offered Certificates and Class B-1 Certificates will be distributed in respect of other classes of certificates not described herein.

                          Arrearage amount collected with respect to Arrearage will be available for payments in respect of interest shortfalls and realized losses

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates.

Principal distributions allocated to the Class A Certificates will be distributed to the Class A-1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2 Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and OC have been reduced to zero, any principal distributions allocated to the Class A, Class A-1 and Class A-2 are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     [42.80%]*
CLASS M-1   [30.40%]*
CLASS M-2   [21.30%]*
CLASS B-1   [13.30]%*
CLASS B-2    [5.80]%*

*    includes target overcollateralization of [2.90]%

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the October 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Stepdown Loss Trigger Event does not exist.

SUBORDINATE CLASS         The first Distribution Date on which the senior
PRINCIPAL DISTRIBUTION    specified enhancement percentage (i.e., the sum of the
DATE                      outstanding principal balance of the Subordinate
                          Certificates and the O/C amount divided by the
                          aggregate stated principal balance of the Mortgage
                          Loans, as of the end of the related due period) is
                          greater than or equal to the Senior Specified
                          Enhancement Percentage (including O/C), which is equal
                          to two times the initial Class A subordination
                          percentage.

                          SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                          [42.80%]
                          or
                          ([18.50%]+[2.90%])*2

STEPDOWN LOSS TRIGGER     The situation that exists with respect to any
EVENT                     Distribution Date after the Stepdown Date, if (a) the
<PRELIMINARY AND          quotient of (1) the aggregate Stated Principal Balance
SUBJECT TO REVISION>      of all Mortgage Loans 60 or more days delinquent,
                          measured on a rolling three month basis (including
                          Mortgage Loans in foreclosure and REO Properties) and
                          (2) the Stated Principal Balance of all the Mortgage
                          Loans as of the preceding Servicer Remittance Date,
                          equals or exceeds the product of (i) 37% and (ii) the
                          Required Percentage or (b) the quotient (expressed as
                          a percentage)of (1) the aggregate Realized Losses
                          incurred from the Cut-off Date through the last day of
                          the calendar month preceding such Distribution Date
                          and (2) the aggregate principal balance of the
                          Mortgage Loans as of the Cut-off Date exceeds the
                          Required Loss Percentage shown below.

                          DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                          ---------------------------     ------------------------
                          October 2008 - September 2009   3.50% with respect to October 2008,
                                                          plus an additional 1/12th of
                                                          1.50% for each month thereafter

                          October 2009 - September 2010   5.00% with respect to October 2009,
                                                          plus an additional 1/12th of
                                                          1.25% for each month thereafter

                          October 2010 - September 2011   6.25% with respect to October 2010,
                                                          plus an additional 1/12th of
                                                          0.75% for each month thereafter

                          October 2011 and thereafter     7.00%

                                   <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS                The Offered Certificates will be offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information
                          with respect to the Offered Certificates and the
                          Mortgage Loans is contained in the Prospectus. The
                          foregoing is qualified in its entirety by the
                          information appearing in the Prospectus. To the extent
                          that the foregoing is inconsistent with the
                          Prospectus, the Prospectus shall govern in all
                          respects. Sales of the Offered Certificates may not be
                          consummated unless the purchaser has received the
                          Prospectus.

MORTGAGE LOAN TABLES      The following tables describe the mortgage loans and
                          the related mortgaged properties as of the close of
                          business on the Cut-off Date. The sum of the columns
                          below may not equal the total indicated due to
                          rounding.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

Aggregate Outstanding Principal Balance   $115,363,606
Aggregate Original Principal Balance      $117,938,741
Number of Mortgage Loans                         1,326

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance       $4,695   $728,000     $88,943
Outstanding Principal Balance    $3,297   $720,156     $87,001

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)                60       480              389
Stated remaining Term (mos)        14       476              372
Loan Age (mos)                      3       207               17
Current Interest Rate           4.750%   21.000%           7.507%
Initial Interest Rate Cap(4)    1.000%    5.000%           2.826%
Periodic Rate Cap(4)            1.000%    2.000%           1.031%
Gross Margin(4)                 0.000%   10.990%           5.886%
Maximum Mortgage Rate(4)       10.000%   17.990%          12.753%
Minimum Mortgage Rate(4)        0.000%   10.990%           6.567%
Months to Roll(4)                   2        48               18
Original Loan-to-Value          20.61%   109.23%           83.75%
Credit Score (3)                  424       811              611

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   11/01/2006   05/01/2045

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 84.52%
2nd Lien                 15.48%

OCCUPANCY       PERCENT OF MORTGAGE POOL
---------       ------------------------
Primary                  95.76%
Second Home               0.11%
Investment                3.43%
Not Available             0.70%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate            39.25%
ARM                   60.75%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             87.92%
Interest Only                 6.79%
Balloon                       5.28%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         56.91%
Refinance - Cashout              35.85%
Refinance - Rate/Term             6.61%
Not Available                     0.64%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
        1988                    0.09%
        1991                    0.87%
        1992                    2.08%
        1997                    1.17%
        1998                    1.82%
        2001                    0.37%
        2002                    0.89%
        2003                    4.96%
        2004                   39.16%
        2005                   48.60%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       78.39%
Planned Unit Development             8.21%
Condominium                          5.47%
Two- to Four-Family                  4.38%
Townhouse                            1.50%
Manufactured Housing                 1.30%
Not Available                        0.77%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

S&D REASON

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
S&D REASON                 LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
----------               ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Current with Delinquent
   History                   214    $ 23,519,811     20.39%    7.539%      576      $109,906    85.25%    79.30%       18
Guideline Exceptions         118      14,331,024     12.42     6.875       659       121,449    83.79     85.91        15
No Reason                    778      58,926,564     51.08     7.420       623        75,741    84.12     83.84         6
Re-Performing                 49       4,618,540      4.00     7.862       510        94,256    85.42     82.04        18
Seasoned Performing           87       6,246,593      5.41     9.224       674        71,800    74.96     38.63       127
Sub-Performing                80       7,721,073      6.69     7.641       532        96,513    82.46     79.42        22
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

DELINQUENCY STATUS

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
DELINQUENCY STATUS         LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
------------------       ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Current                     1216    $104,701,608     90.76%    7.478%      619      $86,103     83.77%    80.33%       17
31 to 60                      65       6,333,868      5.49     7.690       531       97,444     82.53     79.56        24
61 to 90                      16       1,567,406      1.36     7.843       496       97,963     82.95     88.38        15
91>=                          29       2,760,724      2.39     7.964       522       95,197     86.25     78.66        20
                           -----    ------------    ------     -----       ---      -------     -----     -----       ---
Total:                     1,326    $115,363,606    100.00%    7.507%      611      $87,001     83.75%    80.36%       17
                           =====    ============    ======     =====       ===      =======     =====     =====       ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

ORIGINATOR

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
ORIGINATOR                 LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
----------               ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
ACOUSTIC                     247    $ 49,012,699     42.49%     6.547%     634      $198,432    81.16%    80.98%        5
FREMONT                      513      10,092,564      8.75     11.039      573        19,674    95.02     93.36        10
NATIONAL CITY MORTGAGE
   CO                         72       9,088,168      7.88      6.249      631       126,225    85.80     83.82        24
WMC                           49       8,152,472      7.07      7.228      566       166,377    82.41     76.11        15
WILMINGTON FINANCE            44       6,113,300      5.30      7.153      569       138,939    82.83     80.12        13
OWNIT MORTGAGE
   SOLUTIONS, INC.            26       5,997,355      5.20      6.832      618       230,667    83.64     83.80        11
Other                        375      26,907,048     23.32      8.670      594        71,752    84.19     73.75        44
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

MORTGAGE RATES

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----------------------  ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
5.500% or less                26    $  5,551,894      4.81%     5.341%     657      $213,534    80.67%    78.38%       12
5.501% to 6.000%              85      17,392,475     15.08      5.831      628       204,617    81.21     79.65        11
6.001% to 6.500%             105      25,597,596     22.19      6.288      633       243,787    81.12     80.30         9
6.501% to 7.000%             106      18,494,066     16.03      6.787      614       174,472    81.48     79.58         9
7.001% to 7.500%              60       9,354,920      8.11      7.295      586       155,915    84.08     82.36        14
7.501% to 8.000%              64       8,232,620      7.14      7.819      601       128,635    84.91     76.88        20
8.001% to 8.500%              43       4,652,691      4.03      8.298      577       108,202    86.88     81.31        29
8.501% to 9.000%              42       3,718,574      3.22      8.832      607        88,537    78.71     64.73        61
9.001% to 9.500%              32       2,817,294      2.44      9.360      587        88,040    75.28     51.88        93
9.501% to 10.000%             52       2,983,774      2.59      9.895      601        57,380    85.95     73.33        55
10.001% to 10.500%            50       2,419,403      2.10     10.388      580        48,388    87.01     81.11        32
10.501% to 11.000%           154       5,477,527      4.75     10.929      581        35,568    96.24     95.31        15
11.001% to 11.500%           109       3,172,148      2.75     11.394      565        29,102    96.55     94.54        13
11.501% to 12.000%           152       2,681,711      2.32     11.908      565        17,643    95.46     94.53        14
12.001% to 12.500%           192       2,135,608      1.85     12.307      560        11,123    95.25     94.73        11
12.501% to 13.000%            30         321,629      0.28     12.874      536        10,721    94.56     91.66        14
13.001% to 13.500%            14         268,010      0.23     13.226      549        19,144    96.38     95.73        14
13.501% to 14.000%             7          59,444      0.05     13.740      584         8,492    74.54     61.91        82
17.501% to 18.000%             2          16,407      0.01     18.000      559         8,203    93.66     66.20        96
20.501% to 21.000%             1          15,814      0.01     21.000      481        15,814    96.30     85.24        92
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
   TOTAL:                  1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 21.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.507% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

REMAINING MONTHS TO STATED MATURITY

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
RANGE OF REMAINING       NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
MONTHS TO STATED          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
MATURITY                   LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
------------------       ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
13 to 36                       1    $     32,059      0.03%     8.000%     667      $ 32,059    72.22%     4.58%      166
37 to 48                      29         230,396      0.20     11.814      577         7,945    92.39     91.58        12
49 to 72                       7          38,747      0.03     12.094      541         5,535    92.60     92.07         9
73 to 84                       1          10,108      0.01     18.000      496        10,108    92.98     76.19        98
85 to 96                       9          84,702      0.07     15.382      586         9,411    81.92     67.23        90
97 to 108                    217       1,766,329      1.53     12.106      562         8,140    93.55     93.24        13
109 to 132                    68         680,667      0.59     11.718      561        10,010    92.98     92.60         8
133 to 144                     3         114,069      0.10      7.745      565        38,023    74.84     83.88        58
145 to 156                     1          98,468      0.09      8.825      748        98,468    90.00     32.93       207
157 to 168                    95       3,550,479      3.08     10.057      583        37,373    93.99     95.71        15
169 to 180                   100       3,101,480      2.69     10.876      590        31,015    97.26     96.55         7
181 to 192                     3         267,916      0.23      8.426      610        89,305    84.88     54.72       119
193 to 204                    22       3,217,773      2.79      9.256      665       146,262    64.67     27.16       162
205 to 216                     2         208,428      0.18      6.785      573       104,214    86.42     81.65        26
217 to 228                    69       2,334,412      2.02     10.547      557        33,832    97.06     95.49        15
229 to 252                    47       1,236,712      1.07     10.679      570        26,313    94.52     94.40         9
253 to 264                     2         101,844      0.09     11.145      571        50,922    80.00     81.26        98
265 to 300                    55       3,214,863      2.79      9.038      669        58,452    80.89     47.69        90
301 to 312                     6         580,867      0.50      7.956      569        96,811    93.85     71.42        50
313 to 324                     8         621,281      0.54      7.228      604        77,660    86.70     76.18        40
325 to 336                    29       3,911,330      3.39      6.220      600       134,873    84.20     79.61        29
337 to 348                   173      25,977,629     22.52      7.284      576       150,160    84.22     80.03        16
349 to 360                   167      16,316,356     14.14      8.009      601        97,703    86.58     87.07         9
361 to 480                   212      47,666,691     41.32      6.413      635       224,843    80.70     80.54         5
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 14 months to 476 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 372 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF ORIGINAL        NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
MORTGAGE                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN PRINCIPAL BALANCES    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----------------------  ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
$50,000 or less              728    $ 13,858,712     12.01%    11.002%     580      $ 19,037    93.86%    91.84%       18
$50,001 to $100,000          198      14,002,959     12.14      8.744      583        70,722    87.62     81.67        25
$100,001 to $150,000         142      17,414,935     15.10      7.251      597       122,640    83.35     78.00        23
$150,001 to $200,000          76      13,079,212     11.34      6.796      613       172,095    83.29     79.77        14
$200,001 to $250,000          49      10,697,452      9.27      7.024      629       218,315    79.56     76.51        24
$250,001 to $300,000          45      11,866,954     10.29      6.765      607       263,710    80.31     76.43        17
$300,001 to $350,000          33      10,548,957      9.14      6.348      629       319,665    82.88     79.76         9
$350,001 to $400,000          25       9,340,153      8.10      6.275      638       373,606    80.59     78.66         7
$400,001 to $450,000          13       5,520,630      4.79      6.440      640       424,664    82.39     81.91         9
$450,001 to $500,000           9       4,268,253      3.70      6.423      654       474,250    78.67     81.34        11
$500,001 to $550,000           1         527,250      0.46      6.500      562       527,250    95.00     83.03        15
$550,001 to $600,000           3       1,554,794      1.35      6.733      648       518,265    68.03     61.88        49
$600,001 to $650,000           1         635,000      0.55      7.000      655       635,000    92.03     90.72         9
$650,001 to $700,000           2       1,328,189      1.15      6.375      605       664,094    74.90     71.89        12
$700,001 to $750,000           1         720,156      0.62      7.125      605       720,156    80.00     80.92        13
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,297 to approximately $720,156 and the average outstanding principal balance of the Mortgage Loans was approximately $87,001.

PRODUCT TYPES

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PRODUCT TYPES              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-------------            ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
5 Year Fixed Loans            36    $    269,143      0.23%    11.854%     571      $  7,476    92.42%    91.65%       12
10 Year Fixed Loans          285       2,446,997      2.12     11.998      562         8,586    93.39     93.06        11
15 Year Fixed Loans           76       1,923,605      1.67     10.117      601        25,311    88.09     91.86        22
20 Year Fixed Loans           95       2,850,125      2.47     10.417      561        30,001    95.38     93.62        15
30 Year Fixed Loans          298      25,726,766     22.30      8.292      615        86,331    85.44     75.05        46
40 Year Fixed Loans           32       5,966,334      5.17      6.665      636       186,448    78.51     78.34         5
2/28 LIBOR Loans             137      24,155,236     20.94      7.171      575       176,316    82.59     79.03        13
2/38 LIBOR Loans             148      34,202,081     29.65       6.38      640       231,095    81.03     80.83         5
3/27 LIBOR Loans              20       2,638,516      2.29      6.965      594       131,926    78.73     77.78        12
3/37 LIBOR Loans              31       7,354,907      6.38      6.337      618       237,255    80.74     80.56         5
5/25 LIBOR Loans               6       1,403,669      1.22      6.076      635       233,945    79.57     73.02        24
7/23 LIBOR Loans               4         332,650      0.29      8.436      646        83,162    83.56     56.85        94
Balloon Loans                158       6,093,578      5.28     10.410      578        38,567    97.36     95.74        12
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

ADJUSTMENT TYPE

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
ADJUSTMENT TYPE            LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
---------------          ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
ARM                          346    $ 70,087,059     60.75%    6.674%      614      $202,564    81.43%    79.80%        9
Fixed Rate                   980      45,276,546     39.25     8.795       606        46,201    87.34     81.23        31
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

AMORTIZATION TYPE

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
AMORTIZATION TYPE          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----------------        ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Fully Amortizing           1,142    $101,432,268     87.92%     7.420%     612      $ 88,820    82.99%    79.33%       18
Balloon                      158       6,093,578      5.28     10.410      578        38,567    97.36     95.74        12
24 Month Interest-Only         2         173,257      0.15      7.080      691        86,628    85.50     85.44        13
36 Month Interest-Only         2         258,622      0.22      5.147      786       129,311    85.85     83.56        12
60 Month Interest-Only        22       7,405,881      6.42      6.398      619       336,631    82.87     81.54        13
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
STATE                      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----                    ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Alabama                        7    $    519,659      0.45%     7.937%     646      $ 74,237     88.61%   88.82%       12
Alaska                         1         279,453      0.24      6.950      739       279,453    100.00    99.80         5
Arizona                       79       5,572,225      4.83      7.662      618        70,534     83.88    79.48        13
Arkansas                       1          26,548      0.02      8.000      732        26,548     93.79    84.77        12
California                   228      47,922,531     41.54      6.844      627       210,187     81.10    78.50        11
Colorado                      42       2,545,840      2.21      8.172      599        60,615     83.95    81.04        25
Connecticut                   28         959,023      0.83      9.704      695        34,251     86.15    50.73        94
Delaware                       3         134,393      0.12     10.154      675        44,798     82.54    49.31       134
Florida                      125       9,141,657      7.92      7.601      609        73,133     84.21    79.61        12
Georgia                       69       3,211,545      2.78      7.797      592        46,544     86.21    82.71        24
Hawaii                         3          61,300      0.05     11.695      560        20,433     98.15    97.94         9
Idaho                          9         529,916      0.46      7.549      512        58,880     86.38    88.05        19
Illinois                      79       4,599,999      3.99      7.731      585        58,228     87.81    85.67        15
Indiana                       16         490,078      0.42      8.640      558        30,630     94.74    92.95        20
Iowa                           8         488,426      0.42      8.207      599        61,053     89.08    96.30         9
Kansas                         6         145,335      0.13     10.595      590        24,223     98.65    98.44        14
Kentucky                       9         415,213      0.36      8.840      568        46,135     92.69    99.14        22
Louisiana                      7         456,874      0.40      8.008      607        65,268     83.40    85.56        18
Maine                          4         119,143      0.10     10.019      567        29,786     86.47    73.36        61
Maryland                      34       2,847,546      2.47      8.032      618        83,751     86.02    83.69         9
Massachusetts                 16       1,889,712      1.64      7.675      600       118,107     78.57    76.58        15
Michigan                      53       3,002,226      2.60      7.993      588        56,646     87.83    89.92        11
Minnesota                     16         708,796      0.61      8.602      606        44,300     87.98    88.28         7
Mississippi                    7         459,457      0.40      8.411      576        65,637     89.40    87.98        10
Missouri                      32       1,345,382      1.17      8.974      546        42,043     84.58    81.16        13
Nebraska                       3         241,222      0.21      7.317      599        80,407     82.26    82.96         5
Nevada                        20       2,232,466      1.94      7.464      583       111,623     85.19    82.34         9
New Hampshire                  1          40,910      0.04     11.750      570        40,910     99.66    99.61         7
New Jersey                    27       2,377,008      2.06      8.276      619        88,037     79.26    60.70        54
New Mexico                     6         751,714      0.65      6.565      608       125,286     86.26    83.40        17
New York                      39       3,740,495      3.24      8.256      612        95,910     79.28    63.41        67
North Carolina                52       1,220,419      1.06      8.643      561        23,470     89.75    87.24        17
Ohio                          35       1,579,860      1.37      8.517      580        45,139     92.00    94.22        13
Oklahoma                       7         165,157      0.14      9.064      577        23,594     84.67    91.72        21
Oregon                        30       1,938,260      1.68      8.257      618        64,609     86.96    81.72        27
Pennsylvania                  26       2,018,134      1.75      8.336      580        77,621     88.04    82.07        36
Rhode Island                   5         419,994      0.36      8.553      525        83,999     78.87    68.33        26
South Carolina                14       1,165,117      1.01      7.105      641        83,223     84.20    92.37        13
Tennessee                     28       1,487,324      1.29      7.842      576        53,119     89.64    93.18        17
Texas                         81       3,992,042      3.46      7.853      608        49,284     88.39    93.29        21
Utah                          11         406,131      0.35      9.118      559        36,921     87.29    91.26        28
Vermont                        1          47,267      0.04     10.000      519        47,267     82.79    49.75       167
Virginia                      25       1,264,314      1.10      7.985      523        50,573     90.39    75.04        23
Washington                    21       1,823,197      1.58      7.862      605        86,819     86.57    81.89        20
West Virginia                  2          59,843      0.05     10.401      588        29,922     99.84    99.75         9
Wisconsin                      8         485,931      0.42      7.839      565        60,741     80.21    81.53        14
Wyoming                        2          34,526      0.03     11.645      622        17,263     92.83    92.71        12
                           -----    ------------    ------     ------      ---      --------    ------    -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001     83.75%   80.36%       17
                           =====    ============    ======     ======      ===      ========    ======    =====       ===

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------------     ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
50.00% or less                12      $1,588,936      1.38%    8.536%      621      $132,411     41.02%   25.26%      102
50.01% to 55.00%               6         826,837      0.72     8.636       602       137,806     52.80    34.99        77
55.01% to 60.00%               8         813,976      0.71     6.612       647       101,747     57.30    56.30        10
60.01% to 65.00%              17       1,974,033      1.71     7.201       615       116,120     63.42    61.87        37
65.01% to 70.00%              23       3,941,459      3.42     7.117       614       171,368     69.12    65.80        21
70.01% to 75.00%              34       5,332,373      4.62     6.875       607       156,834     73.94    75.28        24
75.01% to 80.00%             267      50,805,141     44.04     6.574       633       190,281     79.71    76.20        13
80.01% to 85.00%              70       9,465,229      8.20     7.477       572       135,218     84.00    82.99        12
85.01% to 90.00%             100      10,942,547      9.49     7.415       609       109,425     89.45    85.48        22
90.01% to 95.00%             387       9,430,151      8.17     8.945       587        24,367     93.81    90.46        16
95.01% to 100.00%            380      19,006,115     16.47     9.455       583        50,016     98.89    95.16        15
100.01% or greater            22       1,236,810      1.07     8.902       566        56,219    102.68    95.85        17
                           -----    ------------    ------     -----       ---      --------    ------    -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001     83.75%   80.36%       17
                           =====    ============    ======     =====       ===      ========    ======    =====       ===

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.61% to 109.23%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 15.48% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.07%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 16.76%.

CURRENT LOAN-TO-VALUE RATIOS

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
RANGE OF CURRENT          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------------     ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
50.00% or less                67      $6,529,518      5.66%    8.680%      655      $ 97,455    68.46%     29.83%     109
50.01% to 55.00%              12       1,364,033      1.18     8.381       611       113,669    68.70      52.55       53
55.01% to 60.00%              16       1,686,407      1.46     6.971       598       105,400    71.66      57.60       20
60.01% to 65.00%              28       3,819,160      3.31     6.997       582       136,399    76.86      63.08       20
65.01% to 70.00%              34       6,007,705      5.21     6.693       583       176,697    76.47      68.31       19
70.01% to 75.00%              38       5,355,927      4.64     6.953       618       140,945    78.39      72.55       16
75.01% to 80.00%             200      42,255,305     36.63     6.428       633       211,277    79.91      79.36        7
80.01% to 85.00%              71       9,745,202      8.45     7.137       586       137,256    84.63      83.40       12
85.01% to 90.00%             105      10,414,109      9.03     7.402       593        99,182    88.42      88.51       13
90.01% to 95.00%             371       8,724,205      7.56     9.092       586        23,515    94.04      93.24       13
95.01% to 100.00%            341      15,943,668     13.82     9.862       591        46,756    98.53      98.74       12
100.01% or greater            43       3,518,366      3.05     7.709       600        81,822    89.21     111.28       18
                           -----    ------------    ------     -----       ---      --------    -----     ------      ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%     80.36%      17
                           =====    ============    ======     =====       ===      ========    =====     ======      ===

As of the Cut-off Date, the Current Loan-to-Value Ratios of the Mortgage Loans ranged from 4.58% to 143.40%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 15.48% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.14%.

LOAN PURPOSE

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN PURPOSE               LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
------------             ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Purchase                     881    $ 65,653,711     56.91%    7.610%      618      $ 74,522    85.56%    80.83%       17
Refinance - Cashout          372      41,352,627     35.85     7.347       598       111,163    81.60     80.82        13
Refinance - Rate Term         67       7,619,792      6.61     7.315       612       113,728    80.33     77.94        37
Not Available                  6         737,475      0.64     9.260       700       122,913    78.78     37.55       153
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

PROPERTY TYPE

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PROPERTY TYPE              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-------------            ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Single Family              1,080    $ 90,429,501     78.39%    7.498%      609      $ 83,731    83.85%    81.18%       16
Planned Unit Development      68       9,469,955      8.21     7.288       603       139,264    83.44     79.05        11
Condominium                   62       6,307,080      5.47     7.062       631       101,727    80.34     76.72        19
Two- to Four-Family           66       5,047,768      4.38     7.675       618        76,481    87.43     84.14        17
Townhouse                     13       1,728,378      1.50     7.423       572       132,952    85.87     75.69        17
Manufactured Housing          31       1,494,618      1.30     9.726       625        48,213    82.10     73.71        74
Not Available                  6         886,306      0.77     9.384       709       147,718    78.63     35.24       162
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

DOCUMENTATION

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
DOCUMENTATION              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-------------            ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Full Documentation         1,013    $ 66,577,320     57.71%    7.784%      600      $ 65,723    85.71%    82.45%       17
Stated Documentation         187      35,618,833     30.88     6.922       634       190,475    80.14     78.26        12
Limited Documentation         66       7,654,843      6.64     7.131       607       115,982    85.19     83.77        13
Not Available                 36       4,196,678      3.64     8.220       600       116,574    80.09     60.22        67
No Income Verification        24       1,315,931      1.14     9.180       591        54,830    85.75     75.95        42
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

OCCUPANCY

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
OCCUPANCY                  LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
---------                ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Primary                    1,274    $110,468,963     95.76%    7.497%      609      $ 86,710    83.98%    80.88%       17
Investment                    43       3,959,227      3.43     7.387       636        92,075    78.33     75.19        15
Unknown                        6         807,769      0.70     9.262       686       134,628    80.28     34.96       162
Second Home                    3         127,647      0.11     8.239       586        42,549    76.41     78.40        13
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

MORTGAGE LOANS AGE SUMMARY

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
(MONTHS)                   LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
------------------       ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
1 - 12                       831    $ 74,941,535     64.96%     7.303%     622      $ 90,182    83.40%    83.54%        6
13 - 24                      348      27,387,693     23.74      7.811      573        78,700    86.72     82.23        16
25 - 36                       32       4,205,121      3.65      6.382      580       131,410    84.92     81.78        29
37 - 48                       14       1,130,762      0.98      6.825      599        80,769    87.70     77.48        42
49 - 60                        6         616,911      0.53      7.992      516       102,818    93.59     78.80        52
85 - 96                       65       3,431,617      2.97      9.087      663        52,794    81.58     49.62        90
97 - 108                       4         148,691      0.13     11.143      540        37,173    79.26     75.48        98
121 and greater               26       3,501,274      3.03      9.267      669       134,664    65.92     27.40       163
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 17 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PENALTY TERM (MONTHS)      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
---------------------    ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
None                       1,138    $ 72,181,739     62.57%    8.178%      596      $ 63,429    85.79%    80.48%       25
12 Months                      6       1,448,971      1.26     6.728       662       241,495    81.37     81.21         5
24 Months                    120      28,040,850     24.31     6.361       633       233,674    80.63     80.44         5
36 Months                     62      13,692,046     11.87     6.396       637       220,839    79.63     79.45         5
                           -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     =====       ===      ========    =====     =====       ===

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CURRENT CREDIT SCORES

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
RANGE OF CURRENT          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
CURRENT CREDIT SCORES      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
---------------------    ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Not Available                 56    $  2,685,604      2.33%     8.745%       0      $ 47,957    88.17%    80.06%       24
424 to 425                     1           9,824      0.01     12.490      424         9,824    94.35     94.08        13
426 to 450                     7         755,974      0.66      7.149      441       107,996    80.26     86.63        12
451 to 475                    43       2,296,675      1.99      8.538      465        53,411    89.23     87.20        18
476 to 500                    95       5,419,105      4.70      8.534      487        57,043    87.79     81.57        19
501 to 525                   146       7,380,109      6.40      8.551      515        50,549    86.63     81.21        21
526 to 550                   130       8,954,084      7.76      8.247      536        68,878    84.07     79.11        20
551 to 575                   135       9,386,400      8.14      7.889      565        69,529    86.17     83.86        13
576 to 600                   180      13,895,135     12.04      7.688      587        77,195    85.57     83.65        13
601 to 625                   182      16,422,051     14.24      7.427      610        90,231    82.13     80.31        13
626 to 650                   146      16,195,142     14.04      6.978      639       110,926    83.14     82.52         8
651 to 675                    71      11,753,545     10.19      6.807      662       165,543    82.30     80.16        12
676 to 700                    50       7,983,094      6.92      6.939      687       159,662    79.94     75.57        28
701 to 725                    26       3,531,618      3.06      6.957      712       135,831    82.95     71.51        37
726 to 750                    27       4,616,537      4.00      6.601      736       170,983    81.84     80.23        30
751 to 775                    20       2,956,446      2.56      6.726      765       147,822    81.02     65.75        44
776 to 800                     9         935,581      0.81      6.943      793       103,953    74.41     72.57        25
801 to 811                     2         186,680      0.16      8.077      808        93,340    65.91     18.85        91
                           -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                     1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                           =====    ============    ======     ======      ===      ========    =====     =====       ===

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 424 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 611.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CREDIT GRADE (ACOUSTIC LOANS ONLY)

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
CREDIT GRADE               LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
------------             ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
AA                          159      $35,571,677     74.85%    6.324%      639      $223,721    80.97%    80.77%        5
A                            41        9,314,142      19.6     6.453       639       227,174    80.43     80.26         5
A-                            6        1,727,466      3.63     7.177       584       287,911    76.39     76.24         5
B                             2          425,783       0.9     7.569       547       212,892    82.35     82.23         4
C                             2          368,847      0.78     7.477       580       184,423    78.49     78.35         5
C-                            1          115,407      0.24        10       523       115,407    70.00     69.94         5
                            ---      -----------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                      211      $47,523,322    100.00%    6.409%      636      $225,229    80.67%    80.48%        5
                            ===      ===========    ======     =====       ===      ========    =====     =====       ===

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
----------------------   ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
0.000% or less                3      $   552,381      0.79%     6.266%     671      $184,127    80.90%    66.44%       20
2.001% to 2.500%              5        1,077,353      1.54      5.135      660       215,471    80.94     76.18        24
2.501% to 3.000%              2          155,262      0.22      5.505      755        77,631    78.43     82.13        11
3.001% to 3.500%              5          724,495      1.03      7.164      658       144,899    89.70     77.62        46
4.501% to 5.000%              5        1,114,892      1.59      6.013      643       222,978    80.00     77.42         9
5.001% to 5.500%            123       27,963,468     39.90      6.231      642       227,345    80.61     79.91         6
5.501% to 6.000%             39        9,869,106     14.08      6.390      636       253,054    79.93     80.06         7
6.001% to 6.500%             69       14,627,621     20.87      6.705      589       211,995    82.80     80.19         9
6.501% to 7.000%             37        6,834,962      9.75      7.422      553       184,729    80.45     76.69        11
7.001% to 7.500%             12        1,883,669      2.69      7.791      582       156,972    91.50     91.50        11
7.501% to 8.000%             24        3,442,124      4.91      8.233      548       143,422    83.38     80.97        14
8.001% to 8.500%              6          471,301      0.67      8.605      542        78,550    80.61     86.42        10
8.501% to 9.000%              8          608,378      0.87      8.720      591        76,047    77.59     74.19        13
9.001% to 9.500%              2          195,312      0.28      9.206      537        97,656    74.01     73.35        14
9.501% to 10.000%             5          514,950      0.73     10.067      490       102,990    83.55     84.06        15
10.501% to 11.000%            1           51,784      0.07     10.990      504        51,784    54.17     43.15        11
                            ---      -----------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                      346      $70,087,059    100.00%     6.674%     614      $202,564    81.43%    79.80%        9
                            ===      ===========    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 10.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.886% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

(EXCLUDES FIXED RATE LOANS)

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
MORTGAGE RATES             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
----------------         ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
11.500% or less              18      $ 4,671,422      6.67%     5.347%     665      $259,523    80.49%    78.12%       12
11.501% to 12.000%           52       11,692,399     16.68      5.801      633       224,854    79.32     78.56         6
12.001% to 12.500%           73       19,779,957     28.22      6.252      631       270,958    80.34     79.43         6
12.501% to 13.000%           67       14,345,288     20.47      6.734      616       214,109    82.28     80.88         8
13.001% to 13.500%           37        6,402,056      9.13      7.239      568       173,029    84.36     81.49        10
13.501% to 14.000%           32        5,437,558      7.76      7.609      603       169,924    83.64     82.08        11
14.001% to 14.500%           21        2,282,869      3.26      8.152      561       108,708    84.55     81.20        20
14.501% to 15.000%           14        1,707,013      2.44      8.140      545       121,929    80.59     70.41        14
15.001% to 15.500%           15        2,224,915      3.17      8.566      558       148,328    84.22     83.70        13
15.501% to 16.000%            6          428,591      0.61      9.606      526        71,432    77.14     83.03        11
16.001% to 16.500%            5          586,790      0.84      9.932      520       117,358    83.05     80.76        12
16.501% to 17.000%            4          380,200      0.54     10.286      515        95,050    76.73     66.99        24
17.001% to 17.500%            1           96,218      0.14     10.250      484        96,218    80.00     76.97        22
17.501% to 18.000%            1           51,784      0.07     10.990      504        51,784    54.17     43.15        11
                            ---      -----------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                      346      $70,087,059    100.00%     6.674%     614      $202,564    81.43%    79.80%        9
                            ===      ===========    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.753% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE LOANS)

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
NEXT RATE ADJUSTMENT      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
DATE                       LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------------     ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
November 2005                 3      $   305,527      0.44%    8.583%      579      $101,842    81.84%     71.81%      39
December 2005                 2          499,588      0.71     7.673       515       249,794    79.78      49.75       36
January 2006                  4          668,672      0.95     7.474       589       167,168    78.97      68.10       28
February 2006                 8        1,230,696      1.76     8.201       590       153,837    88.78      76.37       28
March 2006                    4          616,947      0.88     6.794       602       154,237    86.33      89.82       18
April 2006                    9        1,195,865      1.71     7.070       533       132,874    82.39      72.03       17
May 2006                     12        2,021,065      2.88     7.015       542       168,422    82.21      75.80       16
June 2006                    11        1,469,567      2.10     6.828       559       133,597    84.61      73.39       15
July 2006                    15        3,233,528      4.61     6.922       561       215,569    80.89      76.04       14
August 2006                  19        3,287,438      4.69     7.546       562       173,023    82.61      81.80       13
September 2006               14        2,386,868      3.41     7.380       568       170,491    79.86      77.89       12
October 2006                 13        2,446,092      3.49     6.804       577       188,161    78.59      79.28       11
November 2006                 8          959,020      1.37     7.105       583       119,877    86.43      86.33       10
December 2006                11        3,351,176      4.78     6.824       642       304,652    85.15      84.72        9
January 2007                  5          337,781      0.48     8.926       546        67,556    80.10      91.39        8
February 2007                 3          323,662      0.46     8.407       611       107,887    78.96      90.56        9
March 2007                    1           91,686      0.13     7.990       591        91,686    80.00      70.58        6
April 2007                  116       27,629,143     39.42     6.327       638       238,182    81.15      80.88        5
May 2007                     35        6,850,903      9.77     6.600       642       195,740    80.82      80.43        4
June 2007                     1          257,941      0.37     7.375       587       257,941    99.82      99.59        3
July 2007                     1          132,996      0.19     7.990       613       132,996    79.95      56.00       14
August 2007                   3          460,534      0.66     6.941       555       153,511    84.26      86.78       13
September 2007                3          369,338      0.53     6.934       617       123,113    84.02      86.01       12
October 2007                  5          715,539      1.02     6.428       629       143,108    82.22      82.86       11
December 2007                 3          528,013      0.75     7.656       557       176,004    60.26      59.91        9
February 2008                 2          494,634      0.71     5.576       601       247,317    71.86      69.82       27
April 2008                   17        3,832,708      5.47     6.277       611       225,453    81.09      80.88        5
May 2008                     14        3,522,199      5.03     6.403       625       251,586    80.36      80.21        4
September 2008                1          271,891      0.39     5.250       734       271,891    80.00      64.74       24
March 2009                    1          164,752      0.24     4.750         0       164,752    89.76      87.63       18
July 2009                     1          359,114      0.51     6.375       648       359,114    80.00      74.97       14
September 2009                1           72,177      0.10     7.125       639        72,177    90.00     116.41       12
                            ---      -----------    ------     -----       ---      --------    -----     ------      ---
TOTAL:                      346      $70,087,059    100.00%    6.674%      614      $202,564    81.43%     79.80%       9
                            ===      ===========    ======     =====       ===      ========    =====     ======      ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                             ASSUMED MORTGAGE POOLS

                            FIXED RATE MORTGAGE LOAN

                                                                ORIGINAL         REMAINING                             ORIGINAL
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING    MONTHS TO
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO      PREPAYMENT
  CURRENT       MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM       PENALTY
BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-----------     --------   --------   --------   ---------   --------------   --------------   --------   ---------   ----------
    28,584.01     6.990      6.470       120        111            120              111            0           0           0
   692,356.85     6.835      6.315       197        171            197              171            0           0           0
   547,923.70     7.317      6.797       231        208            231              208            0           0           0
20,030,209.96     7.550      7.030       360        306            360              306            0           0           0
   156,000.00     6.500      5.980       360        345            300              300           60          45           0
 5,012,468.39    10.538     10.018       180        169            360              349            0           0           0
 1,081,109.36     9.815      9.295       240        224            360              344            0           0           0
   269,143.32    11.854     11.334        60         48             60               48            0           0           0
 2,418,412.62    12.058     11.538       120        109            120              109            0           0           0
 1,231,247.83    11.962     11.442       180        163            180              163            0           0           0
 2,302,200.95    11.155     10.635       240        229            240              229            0           0           0
 5,540,555.70    11.026     10.506       360        351            360              351            0           0           0
   982,512.93     6.923      6.403       480        475            480              475            0           0           0
   234,265.48     6.636      6.116       480        475            480              475            0           0          24
 4,749,555.30     6.613      6.093       480        475            480              475            0           0          36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                             ASSUMED MORTGAGE POOLS

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
  CURRENT      MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      GROSS
BALANCE ($)     RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-----------    --------  --------  --------  ---------  --------------  --------------  --------  ---------  ---------
17,552,529.78    7.422     6.902      360       346           360             346           0          0       6.663
   173,256.65    7.080     6.560      360       347           336             336          24         11       6.909
 6,429,449.28    6.489     5.969      360       348           300             300          60         48       5.674
    48,263.50    6.625     6.105      360       349           360             349           0          0       2.750
   258,622.35    5.147     4.627      360       348           324             324          36         24       2.457
    79,086.53    5.375     4.855      360       336           360             336           0          0       2.250
 1,842,111.93    7.467     6.947      360       348           360             348           0          0       6.623
   410,432.00    6.206     5.686      360       349           300             300          60         49       5.956
   271,891.11    5.250     4.730      360       336           360             336           0          0       2.250
   164,751.95    4.750     4.230      360       342           360             342           0          0       2.250
   409,999.54    5.125     4.605      360       329           300             300          60         29       2.250
   557,026.01    7.573     7.053      360       338           360             338           0          0       6.592
   332,649.94    8.436     7.916      360       266           360             266           0          0       4.110
 2,203,717.86    6.601     6.081      480       475           480             475           0          0       5.195
 1,123,328.81    6.845     6.325      480       475           480             475           0          0       5.669
27,381,642.34    6.357     5.837      480       475           480             475           0          0       5.675
 3,493,392.30    6.275     5.755      480       475           480             475           0          0       5.549
 1,155,225.01    6.538     6.018      480       476           480             476           0          0       5.945
   325,642.10    6.325     5.805      480       475           480             475           0          0       5.250
   424,941.85    6.471     5.951      480       476           480             476           0          0       6.599
 5,449,098.42    6.285     5.765      480       475           480             475           0          0       5.767

                                                                 MONTHS                      ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT                    MONTHS TO
                 RATE                                 CHANGE      RATE                      PREPAYMENT
  CURRENT       CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                     PENALTY
BALANCE ($)     CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE          INDEX       EXPIRATION
-----------    -------  --------  -------  -------  ---------  ----------  ---------------  ----------
17,552,529.78   2.314     1.048    13.721   7.297        6         10        6 Month LIBOR       0
   173,256.65   3.000     1.550    14.080   7.080        6         11        6 Month LIBOR       0
 6,429,449.28   3.000     1.000    12.580   6.376        6         12        6 Month LIBOR       0
    48,263.50   2.000     2.000    12.625   2.750       12         25         1 Year LIBOR       0
   258,622.35   2.000     2.000    11.147   2.457       12         24         1 Year LIBOR       0
    79,086.53   1.000     1.000    10.000   2.250       12          7      1 Year Treasury       0
 1,842,111.93   2.854     1.043    13.676   7.467        6         24        6 Month LIBOR       0
   410,432.00   3.000     1.000    12.206   6.206        6         25        6 Month LIBOR       0
   271,891.11   5.000     2.000    10.250   2.250       12         36        6 Month LIBOR       0
   164,751.95   2.000     2.000    10.750   2.250       12         42         1 Year LIBOR       0
   409,999.54   5.000     2.000    10.125   2.250       12         29         1 Year LIBOR       0
   557,026.01   3.000     1.000    13.809   6.737        6         37        6 Month LIBOR       0
   332,649.94   1.087     1.087    13.825   7.825        6          4        6 Month LIBOR       0
 2,203,717.86   3.000     1.000    12.601   6.601        6         19        6 Month LIBOR       0
 1,123,328.81   3.000     1.000    12.845   6.845        6         19        6 Month LIBOR      12
27,381,642.34   3.000     1.000    12.357   6.357        6         19        6 Month LIBOR      24
 3,493,392.30   3.000     1.000    12.275   6.275        6         19        6 Month LIBOR      36
 1,155,225.01   3.000     1.000    12.538   6.538        6         32        6 Month LIBOR       0
   325,642.10   3.000     1.000    12.325   6.325        6         31        6 Month LIBOR      12
   424,941.85   3.000     1.000    12.471   6.471        6         32        6 Month LIBOR      24
 5,449,098.42   3.000     1.000    12.285   6.285        6         31        6 Month LIBOR      36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

              ONE MONTH LIBOR CAP TABLE FOR CLASS A-1 CERTIFICATES

                                                 1ML Strike     1ML Strike
         Beginning    Ending       Notional     Lower Collar   Upper Collar
Period    Accrual     Accrual      Balance           (%)            (%)
------   ---------   --------   -------------   ------------   ------------
   1      10/14/05   10/25/05   58,342,000.00       9.800          9.800
   2      10/25/05   11/25/05   55,113,909.53       6.695          9.800
   3      11/25/05   12/25/05   52,300,052.61       6.931          9.800
   4      12/25/05    1/25/06   49,552,740.77       6.708          9.800
   5       1/25/06    2/25/06   46,870,357.27       6.718          9.800
   6       2/25/06    3/25/06   44,251,277.31       7.467          9.800
   7       3/25/06    4/25/06   41,694,002.59       6.733          9.800
   8       4/25/06    5/25/06   39,197,027.86       6.973          9.800
   9       5/25/06    6/25/06   36,758,874.43       6.750          9.800
  10       6/25/06    7/25/06   34,378,114.82       6.991          9.800
  11       7/25/06    8/25/06   32,053,347.09       7.123          9.800
  12       8/25/06    9/25/06   29,775,818.69       7.139          9.800
  13       9/25/06   10/25/06   27,551,111.91       7.570          9.800
  14      10/25/06   11/25/06   25,372,584.63       7.333          9.800
  15      11/25/06   12/25/06   23,244,492.94       7.598          9.800
  16      12/25/06    1/25/07   21,165,591.57       7.361          9.800
  17       1/25/07    2/25/07   19,134,663.57       7.541          9.800
  18       2/25/07    3/25/07   17,146,428.20       8.392          9.800
  19       3/25/07    4/25/07   15,290,230.86       7.633          9.800
  20       4/25/07    5/25/07   13,479,828.28       8.843          9.800
  21       5/25/07    6/25/07   11,719,402.85       8.562          9.800
  22       6/25/07    7/25/07   10,001,556.32       8.865          9.800
  23       7/25/07    8/25/07    8,325,265.90       8.750          9.800
  24       8/25/07    9/25/07    6,690,513.02       8.764          9.800
  25       9/25/07   10/25/07    5,095,313.16       9.188          9.800
  26      10/25/07   11/25/07    3,538,947.15       9.216          9.800
  27      11/25/07   12/25/07    2,021,317.57       9.543          9.800
  28      12/25/07    1/25/08      540,390.57       9.243          9.800

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

               ONE MONTH LIBOR CAP TABLE FOR CLASS M CERTIFICATES
                           AND CLASS B-1 CERTIFICATES

                                                 1ML Strike     1ML Strike
         Beginning    Ending       Notional     Lower Collar   Upper Collar
Period    Accrual     Accrual      Balance           (%)            (%)
------   ---------   --------   -------------   ------------   ------------
   1      10/14/05   10/25/05   17,015,000.00       8.550          8.550
   2      10/25/05   11/25/05   17,015,000.00       5.445          8.550
   3      11/25/05   12/25/05   17,015,000.00       5.681          8.550
   4      12/25/05    1/25/06   17,015,000.00       5.458          8.550
   5       1/25/06    2/25/06   17,015,000.00       5.468          8.550
   6       2/25/06    3/25/06   17,015,000.00       6.217          8.550
   7       3/25/06    4/25/06   17,015,000.00       5.483          8.550
   8       4/25/06    5/25/06   17,015,000.00       5.723          8.550
   9       5/25/06    6/25/06   17,015,000.00       5.500          8.550
  10       6/25/06    7/25/06   17,015,000.00       5.741          8.550
  11       7/25/06    8/25/06   17,015,000.00       5.873          8.550
  12       8/25/06    9/25/06   17,015,000.00       5.889          8.550
  13       9/25/06   10/25/06   17,015,000.00       6.320          8.550
  14      10/25/06   11/25/06   17,015,000.00       6.083          8.550
  15      11/25/06   12/25/06   17,015,000.00       6.348          8.550
  16      12/25/06    1/25/07   17,015,000.00       6.111          8.550
  17       1/25/07    2/25/07   17,015,000.00       6.291          8.550
  18       2/25/07    3/25/07   17,015,000.00       7.142          8.550
  19       3/25/07    4/25/07   17,015,000.00       6.383          8.550
  20       4/25/07    5/25/07   17,015,000.00       7.593          8.550
  21       5/25/07    6/25/07   17,015,000.00       7.312          8.550
  22       6/25/07    7/25/07   17,015,000.00       7.615          8.550
  23       7/25/07    8/25/07   17,015,000.00       7.500          8.550
  24       8/25/07    9/25/07   17,015,000.00       7.514          8.550
  25       9/25/07   10/25/07   17,015,000.00       7.938          8.550
  26      10/25/07   11/25/07   17,015,000.00       7.966          8.550
  27      11/25/07   12/25/07   17,015,000.00       8.293          8.550
  28      12/25/07    1/25/08   17,015,000.00       7.993          8.550
  29       1/25/08    2/25/08   17,015,000.00       8.175          8.550
  30       2/25/08    3/25/08   17,015,000.00       8.550          8.550
  31       3/25/08    4/25/08   17,015,000.00       8.302          8.550

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

         HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR CLASS A-1, CLASS M,
                           AND CLASS B-1 CERTIFICATES

          Payment    Avail Funds     Avail Funds     Avail Funds
Period     Date     Cap(%) (1)(4)   Cap(%) (2)(5)   Cap(%) (3)(5)
------   --------   -------------   -------------   -------------
   1     10/25/05       19.365          19.365          19.365
   2     11/25/05        6.899          10.000          10.000
   3     12/25/05        7.146          10.000          10.000
   4      1/25/06        6.933          10.000          10.000
   5      2/25/06        6.951          10.000          10.000
   6      3/25/06        7.716          10.000          10.000
   7      4/25/06        6.990          10.000          10.000
   8      5/25/06        7.231          10.000          10.000
   9      6/25/06        7.003          10.000          10.000
  10      7/25/06        7.242          10.000          10.000
  11      8/25/06        7.368          10.000          10.000
  12      9/25/06        7.379          10.000          10.000
  13     10/25/06        7.807          10.000          10.000
  14     11/25/06        7.563          10.000          10.000
  15     12/25/06        7.822          10.000          10.000
  16      1/25/07        7.577          10.000          10.000
  17      2/25/07        7.746          10.000          10.000
  18      3/25/07        8.587          10.000          10.000
  19      4/25/07        7.782          10.000          10.000
  20      5/25/07        8.983          10.000          10.000
  21      6/25/07        8.703          10.000          10.000
  22      7/25/07        9.005          10.000          10.000
  23      8/25/07        8.725          10.000          10.000
  24      9/25/07        8.736          10.000          10.000
  25     10/25/07        9.091          10.000          10.000
  26     11/25/07        8.941          10.000          10.000
  27     12/25/07        9.252          10.000          10.000
  28      1/25/08        8.967          10.000          10.000
  29      2/25/08        8.980            ***           10.000
  30      3/25/08        9.619            ***           10.326
  31      4/25/08        9.020            ***           10.000
  32      5/25/08        9.501            ***           10.580
  33      6/25/08        9.252            ***           10.300
  34      7/25/08        9.577            ***           10.662
  35      8/25/08        9.284            ***           10.470
  36      9/25/08        9.301            ***           10.490
  37     10/25/08        9.632            ***           10.901
  38     11/25/08        9.238            ***           10.788
  39     12/25/08        9.556            ***           11.163
  40      1/25/09        9.247            ***           10.804
  41      2/25/09        9.247            ***           10.804
  42      3/25/09       10.237            ***           11.963
  43      4/25/09        9.249            ***           10.826
  44      5/25/09        9.558            ***           11.251
  45      6/25/09        9.250            ***           10.904
  46      7/25/09        9.558            ***           11.268
  47      8/25/09        9.250            ***           10.905
  48      9/25/09        9.250            ***           10.906
  49     10/25/09        9.558            ***           11.279
  50     11/25/09        9.249            ***           10.975
  51     12/25/09        9.557            ***           11.356
  52      1/25/10        9.249            ***           10.991
  53      2/25/10        9.249            ***           10.992
  54      3/25/10       10.240            ***           12.170
  55      4/25/10        9.249            ***           10.996
  56      5/25/10        9.557            ***           11.369
  57      6/25/10        9.248            ***           11.004
  58      7/25/10        9.556            ***           11.371
  59      8/25/10        9.248            ***           11.006
  60      9/25/10        9.248            ***           11.007
  61     10/25/10        9.556            ***           11.374
  62     11/25/10        9.247            ***           11.010
  63     12/25/10        9.555            ***           11.378
  64      1/25/11        9.247            ***           11.012
  65      2/25/11        9.247            ***           11.013
  66      3/25/11       10.237            ***           12.194
  67      4/25/11        9.247            ***           11.018
  68      5/25/11        9.555            ***           11.386
  69      6/25/11        9.246            ***           11.020
  70      7/25/11        9.554            ***           11.388
  71      8/25/11        9.246            ***           11.022
  72      9/25/11        9.245            ***           11.023
  73     10/25/11        9.553            ***           11.391
  74     11/25/11        9.245            ***           11.025
  75     12/25/11        9.553            ***           11.393
  76      1/25/12        9.244            ***           11.027
  77      2/25/12        9.244            ***           11.028
  78      3/25/12        9.881            ***           11.790
  79      4/25/12        9.244            ***           11.030
  80      5/25/12        9.552            ***           11.399
  81      6/25/12        9.243            ***           11.032
  82      7/25/12        9.551            ***           11.401
  83      8/25/12        9.243            ***           11.035
  84      9/25/12        9.242            ***           11.036
  85     10/25/12        9.550            ***           11.405
  86     11/25/12        9.242            ***           11.038
  87     12/25/12        9.549            ***           11.407
  88      1/25/13        9.241            ***           11.040
  89      2/25/13        9.241            ***           11.041
  90      3/25/13       10.230            ***           12.226
  91      4/25/13        9.240            ***           11.044
  92      5/25/13        9.548            ***           11.413
  93      6/25/13        9.239            ***           11.046

(1) Available Funds Cap for the Class A-1 Certificates, Class M Certificates, Class B-1 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates and Class B Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2)  Available Funds Cap for the Class A-1 Certificates

(3)  Available Funds Cap for the Class M Certificates, and Class B-1
     Certificates

(4) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively.

(5) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively, for the first Distribution Date and all increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from the 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR CLASS A-2 AND CLASS B-2 CERTIFICATES

          Payment    Avail Funds     Avail Funds
Period     Date     Cap (%)(1)(2)   Cap (%)(1)(3)
------   --------   -------------   -------------
   1     10/25/05       7.100            7.100
   2     11/25/05       7.129            7.125
   3     12/25/05       7.146            7.131
   4      1/25/06       7.165            7.138
   5      2/25/06       7.182            7.149
   6      3/25/06       7.201            7.156
   7      4/25/06       7.223            7.164
   8      5/25/06       7.231            7.173
   9      6/25/06       7.236            7.182
  10      7/25/06       7.242            7.191
  11      8/25/06       7.614            7.567
  12      9/25/06       7.625            7.583
  13     10/25/06       7.807            7.770
  14     11/25/06       7.815            7.784
  15     12/25/06       7.822            7.798
  16      1/25/07       7.830            7.813
  17      2/25/07       8.005            7.999
  18      3/25/07       8.015            8.019
  19      4/25/07       8.041            8.094
  20      5/25/07       8.983            9.043
  21      6/25/07       8.994            9.054
  22      7/25/07       9.005            9.065
  23      8/25/07       9.016            9.248
  24      9/25/07       9.027            9.262
  25     10/25/07       9.091            9.388
  26     11/25/07       9.239            9.729
  27     12/25/07       9.252            9.743
  28      1/25/08       9.265            9.758
  29      2/25/08       9.279            9.946
  30      3/25/08       9.299            9.982
  31      4/25/08       9.320           10.077
  32      5/25/08       9.501           10.580
  33      6/25/08       9.561           10.643
  34      7/25/08       9.577           10.662
  35      8/25/08       9.594           10.819
  36      9/25/08       9.611           10.839
  37     10/25/08       9.632           10.901
  38     11/25/08       9.546           11.147
  39     12/25/08       9.556           11.163
  40      1/25/09       9.555           11.164
  41      2/25/09       9.555           11.165
  42      3/25/09       9.555           11.165
  43      4/25/09       9.557           11.187
  44      5/25/09       9.558           11.251
  45      6/25/09       9.559           11.267
  46      7/25/09       9.558           11.268
  47      8/25/09       9.558           11.269
  48      9/25/09       9.558           11.270
  49     10/25/09       9.558           11.279
  50     11/25/09       9.557           11.340
  51     12/25/09       9.557           11.356
  52      1/25/10       9.557           11.357
  53      2/25/10       9.557           11.358
  54      3/25/10       9.557           11.359
  55      4/25/10       9.557           11.363
  56      5/25/10       9.557           11.369
  57      6/25/10       9.556           11.370
  58      7/25/10       9.556           11.371
  59      8/25/10       9.556           11.372
  60      9/25/10       9.556           11.373
  61     10/25/10       9.556           11.374
  62     11/25/10       9.556           11.377
  63     12/25/10       9.555           11.378
  64      1/25/11       9.555           11.379
  65      2/25/11       9.555           11.380
  66      3/25/11       9.555           11.381
  67      4/25/11       9.555           11.385
  68      5/25/11       9.555           11.386
  69      6/25/11       9.554           11.387
  70      7/25/11       9.554           11.388
  71      8/25/11       9.554           11.389
  72      9/25/11       9.554           11.390
  73     10/25/11       9.553           11.391
  74     11/25/11       9.553           11.392
  75     12/25/11       9.553           11.393
  76      1/25/12       9.553           11.395
  77      2/25/12       9.552           11.396
  78      3/25/12       9.552           11.397
  79      4/25/12       9.552           11.398
  80      5/25/12       9.552           11.399
  81      6/25/12       9.551           11.400
  82      7/25/12       9.551           11.401
  83      8/25/12       9.551           11.402
  84      9/25/12       9.550           11.404
  85     10/25/12       9.550           11.405
  86     11/25/12       9.550           11.406
  87     12/25/12       9.549           11.407
  88      1/25/13       9.549           11.408
  89      2/25/13       9.549           11.409
  90      3/25/13       9.548           11.411
  91      4/25/13       9.548           11.412
  92      5/25/13       9.548           11.413

(1) Available Funds Cap for the Class A-2 Certificates and Class B-2 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates and Class B Certificates as of the first day of the applicable accrual period.

(2) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively.

(3) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively, for the first Distribution Date and all increase to 20.00% for each Distribution Date thereafter.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%             100%            150%            200%
                      Pricing Speed   Pricing Speed   Pricing Speed   Pricing Speed    Pricing Speed
                         To Call         To Call         To Call         To Call          To Call
                       Disc Margin     Disc Margin     Disc Margin     Disc Margin      Disc Margin
                      -------------   -------------   -------------   -------------   --------------
Class A-1
   100.00000%                    20              20              20              20               20
   WAL                        13.77            1.25            0.98            0.61             0.41
   Principal Window   Oct05 - Oct28   Oct05 - Aug08   Oct05 - Jan08   Oct05 - Feb07    Oct05 - Sep06

Class M-1
   100.00000%                    70              70              70              70               70
   WAL                        30.55            6.34            5.16            4.73             2.41
   Principal Window   Dec28 - Jun42   Oct08 - Jun15   Feb09 - Jun13   Feb10 - Jul10    Dec07 - Jun08

Class M-2
   100.00000%                   125             125             125             125              125
   WAL                        30.55            6.33            5.11            4.21             2.97
   Principal Window   Dec28 - Jun42   Oct08 - Jun15   Dec08 - Jun13   Jun09 - Jul10   ~Jun08 - Jan09

Class B-1
   92.79985%                    333             423             451             492              526
   WAL                        30.55            6.34            5.09            3.88             3.28
   Principal Window   Dec28 - Jun42   Oct08 - Jun15   Nov08 - Jun13   Feb09 - Jul10    Jan09 - Jan09

                           PRICE YIELD TABLE (TO CALL)

                            0%             80%             100%             150%             200%
                      Pricing Speed   Pricing Speed    Pricing Speed    Pricing Speed   Pricing Speed
                         To Call         To Call          To Call          To Call         To Call
                          Yield           Yield            Yield            Yield           Yield
                      -------------   -------------   --------------   --------------   -------------
Class A-2
   99.64060%                   5.31            5.31             5.31             5.31            5.31
   WAL                        30.37            6.25             4.84             2.31            1.48
   Mod Durn                   14.68            5.09             4.08             2.10            1.38
   Principal Window   Oct28 - Jun42   Aug08 - Jun15   ~Jan08 - Jun13   ~Feb07 - Jul10   Sep06 - Dec07

Class B-2
   69.39367%                   8.37           13.08            14.57            17.12           18.39
   WAL                        30.55            6.34             5.07             3.70            3.28
   Mod Durn                   11.33            4.46             3.73             2.96            2.68
   Principal Window   Dec28 - Jun42   Oct08 - Jun15    Oct08 - Jun13    Nov08 - Jul10   Jan09 - Jan09

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%             100%            150%            200%
                      Pricing Speed   Pricing Speed   Pricing Speed   Pricing Speed    Pricing Speed
                         To Call         To Call         To Call         To Call          To Call
                       Disc Margin     Disc Margin     Disc Margin     Disc Margin      Disc Margin
                      -------------   -------------   -------------   -------------   --------------
Class A-1
   100.00000%                    20              20              20              20               20
   WAL                        13.77            1.25            0.98            0.61             0.41
   Principal Window   Oct05 - Oct28   Oct05 - Aug08   Oct05 - Jan08   Oct05 - Feb07    Oct05 - Sep06

Class M-1
   100.00000%                    70              72              73              74               70
   WAL                        30.85            7.03            5.72            5.53             2.41
   Principal Window   Dec28 - Jan45   Oct08 - Nov23   Feb09 - Mar20   Feb10 - Dec14    Dec07 - Jun08

Class M-2
   100.00000%                   125             129             129             129              139
   WAL                        30.84            6.98            5.63            4.54             3.96
   Principal Window   Dec28 - Nov44   Oct08 - Jul22   Dec08 - Apr19   Jun09 - Apr14   ~Jun08 - Apr13

Class B-1
   92.79985%                    333             422             449             488              498
   WAL                        30.83            6.91            5.54            4.17             4.61
   Principal Window   Dec28 - Sep44   Oct08 - Mar21   Nov08 - Feb18   Feb09 - Jul13    Sep09 - Apr11

                         PRICE YIELD TABLE (TO MATURITY)

                            0%             80%             100%             150%             200%
                      Pricing Speed   Pricing Speed    Pricing Speed    Pricing Speed   Pricing Speed
                         To Call         To Call          To Call          To Call         To Call
                          Yield           Yield            Yield            Yield           Yield
                      -------------   -------------   --------------   --------------   -------------
Class A-2
   99.64060%                   5.31            5.31             5.31             5.31            5.31
   WAL                        30.66            6.97             5.42             2.58            1.48
   Mod Durn                   14.72            5.45             4.42             2.29            1.38
   Principal Window   Oct28 - Mar45   Aug08 - Dec26   ~Jan08 - Nov22   ~Feb07 - Sep16   Sep06 - Dec07

Class B-2
   69.39367%                   8.37           12.87            14.30            16.73           17.22
   WAL                        30.76            6.71             5.36             3.89            3.64
   Mod Durn                   11.34            4.55             3.82             3.05            2.95
   Principal Window   Dec28 - May44   Oct08 - Jun19    Oct08 - Aug16    Nov08 - Jul12   Jan09 - May10

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.83%, 6ML = 4.12%, 12ML=4.28%, 1YR CMT=3.89%) and Forward rates, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 25 CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown and Class A Certificates pay sequentially from month 1):

                                 Static LIBOR                     Forward Libor
                        ------------------------------   ------------------------------
                        25% Loss   35% Loss   45% Loss   25% Loss   35% Loss   45% Loss
                        Severity   Severity   Severity   Severity   Severity   Severity
                        --------   --------   --------   --------   --------   --------
CLASS M-1   CDR Break    46.62%     28.60%     20.66%     45.47%     27.83%     20.09%
            Cum Loss     16.89%     18.57%     19.70%     16.71%     18.29%     19.36%
CLASS M-2   CDR Break    30.08%     19.97%     14.96%     28.91%     19.17%     14.36%
            Cum Loss     13.63%     15.00%     15.90%     13.34%     14.61%     15.45%
CLASS B-1   CDR Break    19.70%     13.77%     10.58%     18.69%     13.05%     10.03%
            Cum Loss     10.62%     11.66%     12.33%     10.27%     11.22%     11.84%
CLASS B-2   CDR Break    13.60%      9.88%      7.76%     12.89%      9.36%      7.35%
            Cum Loss      8.25%      9.10%      9.64%      7.94%      8.72%      9.23%

                                  FORWARD RATES

                              (PLOT POINTS TO COME)

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 3.83%, 6ML = 4.12%, 12ML=4.28%, 1YR CMT=3.89%) and forward rates. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and Class B Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and Class B Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) 25 CPR, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
 PERIOD      (STATIC RATES)         (FORWARD RATES)
 ------   --------------------   --------------------
AVG YR1            264                    235
AVG YR2            334                    305
AVG YR3            410                    409
AVG YR4            428                    432
AVG YR5            426                    437

         EXCESS                                        EXCESS
         SPREAD                                        SPREAD
         IN BPS                                        IN BPS
        (STATIC    1ML      6ML      12ML   1 YR CMT  (FORWARD
PERIOD   RATES)  FORWARD  FORWARD  FORWARD   FORWARD   RATES)
------  -------  -------  -------  -------  --------  --------
   1      428     3.8300   4.1200   4.2800   3.8900      428
   2      238     4.0434   4.3064   4.4664   4.0295      224
   3      248     4.2314   4.3769   4.5093   4.0724      222
   4      239     4.2312   4.4177   4.5313   4.0944      212
   5      239     4.3190   4.4531   4.5542   4.1173      207
   6      266     4.4132   4.4811   4.5662   4.1293      232
   7      239     4.3852   4.5005   4.5701   4.1332      205
   8      247     4.4310   4.5258   4.5762   4.1393      211
   9      237     4.4853   4.5406   4.5785   4.1416      199
  10      244     4.4339   4.5422   4.5759   4.1390      210
  11      271     4.4817   4.5507   4.5781   4.1412      233
  12      270     4.5405   4.5483   4.5765   4.1396      231
  13      295     4.5335   4.5362   4.5711   4.1342      263
  14      285     4.5133   4.5228   4.5674   4.1305      252
  15      292     4.4960   4.5128   4.5651   4.1282      260
  16      282     4.4824   4.5057   4.5657   4.1288      249
  17      298     4.4698   4.5016   4.5683   4.1314      265
  18      318     4.4627   4.5013   4.5723   4.1354      289
  19      297     4.4572   4.5026   4.5770   4.1401      267
  20      396     4.4551   4.5083   4.5832   4.1463      368
  21      387     4.4551   4.5141   4.5885   4.1516      359
  22      392     4.4581   4.5222   4.5940   4.1571      366
  23      384     4.4646   4.5316   4.5997   4.1628      364
  24      383     4.4731   4.5394   4.6039   4.1670      364
  25      392     4.4850   4.5472   4.6069   4.1700      379
  26      398     4.4946   4.5537   4.6085   4.1716      398
  27      402     4.5029   4.5583   4.6087   4.1718      404
  28      395     4.5103   4.5612   4.6086   4.1717      397
  29      395     4.5149   4.5627   4.6069   4.1700      397
  30      408     4.5191   4.5630   4.6055   4.1686      411
  31      399     4.5217   4.5610   4.6044   4.1675      400
  32      423     4.5220   4.5578   4.6039   4.1670      425
  33      423     4.5208   4.5537   4.6044   4.1675      423
  34      430     4.5188   4.5501   4.6074   4.1705      431
  35      425     4.5143   4.5459   4.6099   4.1730      425
  36      427     4.5085   4.5427   4.6155   4.1786      425
  37      435     4.5022   4.5427   4.6246   4.1877      435
  38      420     4.4974   4.5450   4.6345   4.1976      420
  39      430     4.4965   4.5500   4.6474   4.2105      432
  40      425     4.4971   4.5587   4.6637   4.2268      427
  41      425     4.4996   4.5684   4.6791   4.2422      428
  42      443     4.5066   4.5824   4.6945   4.2576      449
  43      424     4.5158   4.5995   4.7128   4.2759      429
  44      429     4.5278   4.6181   4.7284   4.2915      437
  45      423     4.5432   4.6377   4.7437   4.3068      431
  46      429     4.5609   4.6613   4.7587   4.3218      437
  47      423     4.5794   4.6804   4.7694   4.3325      432
  48      423     4.6032   4.6984   4.7787   4.3418      432
  49      429     4.6282   4.7165   4.7848   4.3479      436
  50      423     4.6485   4.7287   4.7869   4.3500      433
  51      429     4.6679   4.7386   4.7858   4.3489      439
  52      423     4.6828   4.7450   4.7818   4.3449      433
  53      423     4.6923   4.7464   4.7758   4.3389      434
  54      440     4.7014   4.7456   4.7686   4.3317      453
  55      423     4.7045   4.7397   4.7589   4.3220      434
  56      428     4.7051   4.7316   4.7500   4.3131      441
  57      423     4.7021   4.7198   4.7401   4.3032      435
  58      428     4.6940   4.7055   4.7299   4.2930      441
  59      423     4.6841   4.6927   4.7220   4.2851      435
  60      423     4.6695   4.6785   4.7156   4.2787      435
  61      428     4.6522   4.6662   4.7095   4.2726      441
  62      423     4.6367   4.6562   4.7067   4.2698      436
  63      428     4.6237   4.6489   4.7071   4.2702      442
  64      423     4.6125   4.6439   4.7083   4.2714      436
  65      423     4.6033   4.6406   4.7125   4.2756      436
  66      439     4.5983   4.6423   4.7198   4.2829      455
  67      423     4.5937   4.6430   4.7277   4.2908      436
  68      428     4.5925   4.6477   4.7376   4.3007      443
  69      423     4.5936   4.6550   4.7508   4.3139      436
  70      428     4.5967   4.6639   4.7654   4.3285      443
  71      423     4.6033   4.6742   4.7808   4.3439      436
  72      423     4.6106   4.6874   4.8009   4.3640      436
  73      428     4.6202   4.7008   4.8183   4.3814      443
  74      423     4.6328   4.7165   4.8413   4.4044      437
  75      428     4.6464   4.7357   4.8631   4.4262      443
  76      423     4.6607   4.7533   4.8846   4.4477      436
  77      423     4.6775   4.7744   4.9079   4.4710      437
  78      434     4.6959   4.7986   4.9283   4.4914      449
  79      423     4.7139   4.8206   4.9473   4.5104      437
  80      428     4.7360   4.8478   4.9650   4.5281      444

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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